UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 29, 2007

SCBT FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina (State or other jurisdiction of incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

520 Gervais Street Columbia, South Carolina (Address of principal executive offices)	29201 (Zip Code)

 (800) 277-2175
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 29, 2007, SCBT Financial Corporation (“SCBT”) entered into an Agreement and Plan of Merger (the “Agreement”) with TSB Financial Corporation (“TSB”), the Charlotte, North Carolina headquartered bank holding company for The Scottish Bank.  Pursuant to the Agreement, TSB will be merged with and into SCBT.  The Scottish Bank will join SCBT as its third subsidiary bank.  A copy of the Agreement is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K. The description of the Agreement is not complete and is qualified in its entirety by reference to the Agreement.

Under the terms of the Agreement, TSB shareholders will receive aggregate consideration of 939,372 shares of SCBT common stock and $9.4 million in cash, including the cash-out value of TSB’s stock options.   The stock portion of the consideration is based upon a fixed exchange ratio of 0.993 shares of SCBT common stock for each of the outstanding shares of TSB common stock, which as of June 30, 2007 totaled 1,113,037 shares.  Based on SCBT’s ten-day average closing stock price of $36.25, as of August 29, 2007, the transaction is valued at approximately $43.4 million in the aggregate or $35.74 per fully diluted TSB share.  Holders of the issued and outstanding common stock of TSB will have the right to receive either $35.00 in cash per share, or SCBT common stock, or a combination thereof subject to the overall limits set forth above.  This equates to a consideration mix of approximately 85% stock / 15% cash for the outstanding shares of TSB at the time of the Agreement.

The Agreement contains customary representations, warranties and covenants of SCBT and TSB.  TSB has also agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions or an agreement concerning or provide confidential information in connection with any proposals for alternative business combination transactions.

If TSB terminates the Agreement to accept an alternative acquisition proposal or if either party terminates this Agreement because the merger has not been consummated prior to June 30, 2008 and after the signing of the Agreement and before the termination a third party makes an acquisition proposal and TSB enters into an agreement to effect that alternative acquisition transaction, then TSB will owe SCBT a termination fee of $1.75 million.  If SCBT terminates the Agreement if TSB’s shareholders fail to approve the merger and (i) TSB’s board of directors shall have failed to reaffirm its approval of the Agreement and the merger within five business days after SCBT’s written request for such reaffirmation or shall have resolved not to reaffirm the merger, or (ii) TSB’s board of directors shall have failed to include in TSB’s proxy statement soliciting proxies from its shareholders to be voted to approve the merger its recommendation, without modification or qualification, that TSB’s shareholders approve the merger, or (iii) TSB’s board of directors shall have withdrawn, qualified or modified, or shall have proposed publicly to withdraw, qualify or modify, in a manner adverse to SCBT, the board of directors’ recommendation, or (iv) TSB’s board of directors shall have affirmed, recommended, or authorized entering into any alternative acquisition transaction, or, (v) within ten business days after commencement of any tender or exchange offer for any shares of TSB’s common stock, TSB’s board of directors shall have made any recommendation other than against acceptance of such tender or exchange offer by its shareholders, and if within 12 months thereafter TSB enters into an agreement to effect an alternative acquisition transaction with a third party, TSB will owe SCBT a termination fee of $1.5 million.

The consummation of the merger is subject to regulatory approval and the approval of TSB’s shareholders, along with other customary closing conditions.

Item 8.01 Other Events

On August 30, 2007, SCBT issued a press release announcing that SCBT and TSB have entered into the Agreement, as described in this Current Report under Item 1.01.  The complete text of the press release is attached hereto as Exhibit 99.1.  In addition, a copy of a presentation on the overview of the merger transaction is attached hereto as Exhibit 99.2.  Also, a copy of questions and answers describing the history of SCBT and the impact of the merger on TSB employees/customers is attached as Exhibit 99.3 to this Current Report on Form 8-K.  The press release, overview presentation and the question and answer presentation are filed herewith pursuant to Rule 425 under the Securities Act of 1933.

Additional Information about the Merger and Where to Find It

SCBT will file a registration statement, a proxy statement/prospectus and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission (the “SEC”).   TSB shareholders are urged to read the registration statement and the proxy statement/prospectus when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about SCBT and TSB, at the SEC’s Internet site (http://www.sec.gov).  Copies of the proxy statement/prospectus to be filed by SCBT and the other filings, also can be obtained, when available and without charge, by directing a request to TSB Financial Corporation, 1057 Providence Road, Charlotte, North Carolina 28207, Attention:  Janet H. Hollar, Chief Financial Officer, or to SCBT Financial Corporation, 520 Gervais Street, Columbia, South Carolina 29201, Attention:  Richard C. Mathis, Executive Vice President and Chief Risk Officer.

Participants in the Plan of Merger

SCBT, TSB and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of TSB in connection with the merger.  Information about the directors and executive officers of TSB and their ownership of TSB common stock is set forth in TSB’s most recent proxy statement as filed with the SEC, which is available at the SEC’s Internet site (http://www.sec.gov) and at TSB’s address in the preceding paragraph.  Information about the directors and executive officers of SCBT is set forth in SCBT’s most recent proxy statement filed with the SEC and available at the SEC’s Internet site and from SCBT at the address set forth in the preceding paragraph.  Additional information regarding the interests of these participants may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.

Cautionary Note Regarding Any Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about the benefits of the merger between SCBT Financial Corporation and TSB Financial Corporation including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger, as well as statements with respect to SCBT's and TSB’s plans, objectives, expectations and intentions and other statements that are not historical facts.  Actual results may differ from those set forth in the forward-looking statements.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.  You should not expect us to update any forward-looking statements.

You can identify these forward-looking statements through our use of words such as "may," "will," "anticipate," "assume," "should," "indicate," "would," "believe," "contemplate," "expect," "estimate," "continue," "point to," "project," "could," "intend" or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic conditions; governmental monetary and fiscal policies, as well as legislative and regulatory changes; the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks and sensitivities; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses. The risks of mergers and acquisitions, include, without limitation: unexpected transaction costs, including the costs of integrating operations; the risks that the businesses of SCBT and TSB will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected; the risk of deposit and customer attrition; changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruption, difficulties in maintaining relationships with employees; the risk of obtaining necessary governmental approvals of the merger on the proposed terms and schedule; and the risk that TSB’s shareholders will not approve the merger; increased competitive pressures and solicitations of TSB’s customers by competitors in the highly competitive Charlotte, North Carolina market.

All written or oral forward-looking statements attributable to SCBT and TSB are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in SCBT's annual report on Form 10-K for the year ended December 31, 2006 under "Forward-Looking Statements," and otherwise in SCBT's SEC reports and filings.  Such reports are available upon request from SCBT or from the Securities and Exchange Commission, including through the SEC's Internet website at http://www.sec.gov.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger between SCBT Financial Corporation and TSB Financial Corporation, dated August 29, 2007

99.1	Press Release dated August 30, 2007

99.2	Transaction Overview Presentation dated August 30, 2007

99.3	Questions and Answers Describing History of SCBT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCBT FINANCIAL CORPORATION
(Registrant)

Date: August 30, 2007	/s/ John C. Pollok
Senior Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger between SCBT Financial Corporation and TSB Financial Corporation, dated August 29, 2007

99.1	Press Release Dated August 30, 2007

99.2	Transaction Overview Presentation dated August 30, 2007

99.3	Questions and Answers Describing History of SCBT

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